SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) May 17, 1996


                     MATZEL & MUMFORD MORTGAGE FUNDING, INC.
           ----------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       New Jersey                     33-98178               22-3382016
- ----------------------------       -------------         --------------------
(State or other jurisdiction        (Commission             (IRS Employer
of incorporation)                   File Number)          Identification No.)


                   100 Village Court, Hazlet, New Jersey        08876
                 -----------------------------------------    ----------
                 (Address of principal executive offices)     (Zip Code)

                                 (908) 888-4801
              ---------------------------------------------------
              (Registrant's telephone number, including area code)

Item 7.         Exhibits
                --------

         4(a) Indenture between Matzel & Mumford Mortgage Funding, Inc. (the"Funding Company")and First Union National Bank, as Trustee, dated as of January 25, 1996 (incorporated by reference to Exhibit 4(a) of Registration Statement on Form SB-2 (Reg. No.33-98178)).

         4(b) Resolutions of the Board of Directors of the Funding Company respecting terms of Intermediate Term Secured Notes (incorporated by reference to Exhibit 4(b) of Quarterly Report on Form 10-QSB for the quarter ended March 31, 1996).

         16 Letter from Mintz, Rosenfeld & Company, LLC concerning change in certifying accountant.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Amendment to Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   MATZEL & MUMFORD MORTGAGE
                                                         FUNDING, INC.



Dated: June 13, 1996                               By: /s/ ROGER MUMFORD
                                                      ---------------------
                                                         Roger Mumford
                                                           President

                                INDEX TO EXHIBITS


Exhibit Number                      Document                               Page

4(a)    Indenture  between Matzel & Mumford  Mortgage  Funding, Inc.         *
        (the "Funding  Company") and  First Union National Bank, as
        Trustee, dated as of January 25, 1996 (incorporated by reference to Exhibit 4(a) of Registration Statement on Form
        SB-2 (Reg. No. 33-98178)).

4(b)    Resolutions of the Board of Directors of the Funding Company         *
        respecting   terms   of   Intermediate  Term  Secured  Notes
        (incorporated  by  reference  to Exhibit  4(b) of  Quarterly
        Report on Form 10-QSB for the quarter ended March 31, 1996).

16      Letter from Mintz, Rosenfeld & Company, LLC concerning change        7
        in certifying accountant.



- ----------------------------
*Incorporated by reference.

                                                             Exhibit 16
                                                             ----------

                                                June 14, 1996

Securities and Exchange Commission
450 5th Avenue, N. W.
Washington, D. C. 20549

Ladies and Gentlemen:

     We have read and agree with the comments in Item 4 of Form 8-K of Matzel & Mumford Mortgage Funding, Inc. dated May 17, 1996.

                                                 Very truly yours,

                                                 MINTZ ROSENFELD & COMPANY LLC



                                                 Joel Rosenfeld, CPA, CRE
                                                 Senior Member On behalf
                                                 of the Firm